UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 23, 2009

Nortek, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-152934	05-0314991
(Commission File Number)	(I.R.S. Employer Identification No.)

50 Kennedy Plaza, Providence, Rhode Island	02903-2360
(Address of Principal Executive Offices)	(Zip Code)

(401) 751-1600
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01	OTHER EVENTS

On October 23, 2009 Nortek, Inc. (“Nortek”) announced that it and its domestic subsidiaries (together, the “Debtors”) received approval from the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) of several first-day motions, including interim authorization to pay trade creditor balances that were incurred prior to the Debtors' chapter 11 filings on October 21, 2009 ("Chapter 11 Cases").  New trade balances will be paid in the ordinary course of business.  The Bankruptcy Court also authorized the Debtors to pay all salaries and wages to their employees earned and unpaid as of the filings.  The Court also approved the Debtor’s ability to honor all customer programs, including product warranties, in the ordinary course of business.  In addition, the Bankruptcy Court approved an order authorizing the Debtors to use their cash on hand for the operation of business in the normal course.  Additionally, the Bankruptcy Court scheduled the confirmation hearings for the Debtors’ prepackaged plans of reorganization (the “Prepackaged Plans”) for December 4, 2009.

A copy of the press release issued by Nortek on October 23, 2009 announcing these matters is attached as an exhibit hereto.

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  When used in this discussion and throughout this document, words, such as “intends”, “plans”, “estimates”, “believes”, “anticipates” and “expects” or similar expressions are intended to identify forward-looking statements.  These statements are based on our current plans and expectations and involve risks and uncertainties, over which we have no control, that could cause actual future activities and results of operations to be materially different from those set forth in the forward-looking statements.  Important factors that could cause actual future activities and operating results to differ include the availability and cost of certain raw materials, (including, among others, steel, copper, packaging materials, plastics and aluminum) and purchased components, the level of domestic and foreign construction and remodeling activity affecting residential and commercial markets, interest rates, employment, inflation, foreign currency fluctuations, consumer spending levels, exposure to foreign economies, the rate of sales growth, price, product and warranty liability claims, any amendments to the Prepackaged Plans, whether or not the Prepackaged Plans are confirmed by the Bankruptcy Court, and whether or not the Debtors conclude their Chapter 11 Cases in the anticipated timeframe or at all.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.  We undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.  All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements.  Readers are also urged to carefully review and consider the various disclosures made herein, as well as the periodic reports on Forms 10-K, 10-Q and 8-K, previously filed by NTK Holdings and Nortek with the Commission.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit no.	Description
99	Press Release, dated October 23, 2009.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEK, INC.

By: /s/ Kevin W. Donnelly Name: Kevin W. Donnelly Title: Vice President, General Counsel and Secretary

Date:  October 26, 2009
INDEX TO EXHIBITS

Exhibit no.	Description
99	Press Release, dated October 23, 2009.